      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1999


                                                              FILE NO. 333-72295
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------


                               Amendment No. 3 to


                                    Form S-1
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                      ------------------------------------
                           CANARGO ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                          1311                         91-0881481
(State or other jurisdiction    (Primary Standard Industrial    (IRS Employer Identification
    of incorporation or         Classification Code Number)                 No.)
       organization)

  SUITE 1580, 727 - 7TH AVENUE S.W., CALGARY, ALBERTA T2P 0Z5  TELEPHONE (403)
                                    777-1185
         (Address and telephone number of principal executive offices)
                      ------------------------------------

                                SUSAN E. PALMER
                           CANARGO ENERGY CORPORATION
  1400 BROADFIELD BOULEVARD, SUITE 100, HOUSTON, TEXAS 77084  TELEPHONE (281)
                                    492-6992
           (Name, address and telephone number of agent for service)
                      ------------------------------------
                Please forward a copy of all correspondence to:
                             ALAN D. JACOBSON, ESQ.
                         KELLY LYTTON MINTZ & VANN LLP
 1900 AVENUE OF THE STARS, SUITE 1450, LOS ANGELES, CALIFORNIA 90067  TELEPHONE
                                 (310) 277-5333
                      ------------------------------------

    Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                      ------------------------------------

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II


                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) The following exhibits are filed herewith or incorporated herein by reference:

        (*) Management Contracts, Compensation Plans and Arrangements are identified by an asterisk.


        1(1)     Escrow Agreement with Signature Stock Transfer, Inc.



        1(2) Selling Agent Agreement with each of Credifinance Securities Limited, David Williamson Associates Limited, and Orkla Finans (Fondsmegling) ASA.



        1(3)     Escrow Agreement with Orkla Finans (Fondsmegling) ASA.


        2(1) Amended and Restated Combination Agreement between Fountain Oil Incorporated and CanArgo Energy Inc. dated as of February 2, 1998 (Incorporated herein by reference from Form S-3 Registration Statement, File No. 333-48287 filed on June 9,
                 1998).

        2(2) Voting, Support and Exchange Trust Agreement (Incorporated herein by reference as Annex G from Form S-3 Registration Statement, File No. 333-48287 filed on June 9, 1998).

        3(1) Registrant's Certificate of Incorporation and amendments thereto (Incorporated herein by reference from July 15, 1998 Form 8-K).

        3(2) Registrant's Bylaws (Incorporated herein by reference from March 31, 1999 Form 10-Q).

        4(1) Form of 8% Convertible Subordinated Debenture (Incorporated herein by reference from February 29, 1996 Form 10-QSB).


        4(2)     Form of Stock Certificate(3)



        5(1)     Opinion of Kelly Lytton Mintz & Vann LLP.


        *10(1) Securities Compensation Plan (Incorporated herein by reference from August 31, 1994 Form 10-KSB, filed by Electromagnetic Oil Recovery, Inc., the Company's predecessor).

        *10(2) Form of Certificate for Common Stock Purchase Warrants issued pursuant to the Securities Compensation Plan (Incorporated herein by reference from Form S-8 Registration Statement, File No. 33-82944 filed on August 17, 1994, filed by Electromagnetic Oil Recovery, Inc., the Company's predecessor).

        *10(3) Form of Option Agreement for options granted to certain persons, including Directors (Incorporated herein by reference from August 31, 1994 Form 10-KSB, filed by Electromagnetic Oil Recovery, Inc., the Company's predecessor).

        *10(4) Form of Certificate for Common Stock Purchase Warrants issued to certain investors in August 1994, including Directors (Incorporated herein by reference from August 31, 1994 Form 10-KSB, filed by Electromagnetic Oil Recovery, Inc., the Company's predecessor).

        *10(5) Restated Employment Agreement between Fountain Oil Incorporated and Nils N. Trulsvik (Incorporated herein by reference from December 31, 1997 Form 10-K/A).

        *10(6) Employment Agreement between Fountain Oil Incorporated and Ravinder S. Sierra (Incorporated herein by reference from August 31, 1995 Form 10-KSB).

        *10(7) Amended and Restated 1995 Long-Term Incentive Plan (Incorporated herein by reference from September 30, 1998 Form 10-Q).

        *10(8) Fee Agreement dated November 15, 1995 between Fountain Oil Incorporated and Robert A. Halpin (Incorporated herein by reference from August 31, 1996 Form 10-KSB).

        *10(9) Fee Agreement between Fountain Oil Incorporated and Eugene J. Meyers (Incorporated herein by reference from August 31, 1996 Form 10-KSB).

        *10(10) Amended Fee Agreement dated December 10, 1996 between Fountain Oil Incorporated and Robert A. Halpin (Incorporated herein by reference from December 31, 1996 Form 10-K).

        *10(11) Employment Agreement between Fountain Oil Incorporated and Alfred Kjemperud (Incorporated herein by reference from March 31, 1997 Form 10-Q).

        *10(12) Employment Agreement between Fountain Oil Norway AS and Rune Falstad (Incorporated herein by reference from December 31, 1997 Form 10-K/A).

        *10(13) Amended and Restated CanArgo Energy Inc. Stock Option Plan (Incorporated herein by reference from September 30, 1998 Form 10-Q).

        *10(14) Workorder between CanArgo Energy Inc. and Nils N. Trulsvik as Consultant (Incorporated herein by reference from September 30, 1998 Form 10-Q).

        *10(15) Consultancy Agreement between CanArgo Energy Corporation and Fincom AS, Norway (Incorporated herein by reference from September 30, 1998 Form 10-Q).

        *10(16) Employment Contract between CanArgo Energy Inc. and Anthony J. Potter (Incorporated herein by reference from September 30, 1998 Form 10-Q).

        *10(17) Workorder between CanArgo Energy Inc. and Alfred Kjemperud as Consultant.(1)

         10(18)  Convertible Loan Agreement between Ninotsminda Oil Company
                 (NOC) and International Finance Corporation (IFC) dated December 17, 1998.(1)

         10(19) Put Option Agreement between CanArgo Energy Corporation, JKX Oil & Gas PLC. and IFC dated December 17, 1998.(1)

         10(20) Guarantee Agreement between CanArgo Energy Corporation and IFC dated December 17, 1998.(1)

         10(21) Agreement between Georgian Oil Refinery Company and CanArgo Petroleum Products Ltd. dated September 26, 1998.(1)

         10(22) Terrenex Acquisition Corporation Option regarding CanArgo (Nazvrevi) Limited.(1)


         10(23) Production Sharing Contract between (1) Georgia and (2) Georgian Oil and JKX Navtobi Ltd. dated February 15, 1996.(3)


         21       List of Subsidiaries.(1)


         23(1)   Consent of PricewaterhouseCoopers LLP.(3)


         23(2) Consent of Ernst & Young, Chartered Accountants, Calgary, Canada.(2)

         23(3) Consent of Ernst & Young, Chartered Accountants, Limassol, Cyprus.(2)

         23(4)   Consent of AMH Group Ltd.(1)

         23(5) Consent of Kelly Lytton Mintz & Vann LLP, contained in Exhibit 5(1).

         24(1)   Power of Attorney.(1)

         24(2)   Power of Attorney of Robert A. Halpin(2)

         27(1) Restated Financial Data Schedule for the fiscal year ended December 31, 1997.(1)

         27(2) Restated Financial Data Schedule for the four-month period ended December 31, 1996.(1)

         27(3) Restated Financial Data Schedule for the fiscal year ended August 31, 1996.(1)

         27(4) Restated Financial Data Schedule for the fiscal year ended August 31, 1995.(1)

         27(5) Restated Financial Data Schedule for the quarter ended March 31, 1998.(1)

         27(6) Restated Financial Data Schedule for the quarter ended June 30, 1998.(1)

         27(7) Restated Financial Data Schedule for the quarter ended March 31, 1997.(1)

         27(8) Restated Financial Data Schedule for the quarter ended June 30, 1997.(1)

         27(9) Restated Financial Data Schedule for the quarter ended September 30, 1997.(1)

     (b)      No financial statement schedules are required to be filed
              herewith.
---------------

(1) Previously filed on February 12, 1999.

(2) Previously filed on May 19, 1999.


(3) Previously filed on June 7, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Calgary, Alberta, Canada, on June 9, 1999.


                                              CANARGO ENERGY CORPORATION

                                              By: /s/ MICHAEL BINNION
                                                --------------------------------
                                                  Michael Binnion,
                                                  President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                                                  TITLE                   DATE
---------                                                  -----                   ----
              /s/ DAVID ROBSON                 Chief Executive Officer and     June 9, 1999
---------------------------------------------  Director (Principal Executive
                David Robson*                  Officer)
             /s/ MICHAEL BINNION               President, Chief Financial      June 9, 1999
---------------------------------------------  Officer and Director
               Michael Binnion                 (Principal Financial Officer)
            /s/ ROBERT A. HALPIN               Director                        June 9, 1999
---------------------------------------------
              Robert A. Halpin*
          /s/ J.F. RUSSELL HAMMOND             Director                        June 9, 1999
---------------------------------------------
            J.F. Russell Hammond*
               /s/ PEDER PAUS                  Director                        June 9, 1999
---------------------------------------------
                 Peder Paus*
            /s/ NILS N. TRULSVIK               Director                        June 9, 1999
---------------------------------------------
              Nils N. Trulsvik*
            /s/ ANTHONY J. POTTER              Controller (Principal           June 9, 1999
---------------------------------------------  Accounting Officer)
             Anthony J. Potter*


*By /s/  MICHAEL BINNION
    ------------------------------
    Michael Binnion
    Attorney-in-fact

                           CANARGO ENERGY CORPORATION

                   AMENDMENT NO. 3 TO REGISTRATION STATEMENT

                                  ON FORM S-1

                                 EXHIBIT INDEX


 FILED
HEREWITH
--------
              (*)  Management Contracts, Compensation Plans and Arrangements
                   are identified by an asterisk.

   X         1(1)  Escrow Agreement with Signature Stock Transfer, Inc.

   X         1(2)  Selling Agent Agreement with each of Credifinance Securities
                   Limited, David Williamson Associates Limited, and Orkla
                   Finans (Fondsmegling) ASA.

   X         1(3)  Escrow Agreement with Orkla Finans (Fondsmegling) ASA.

             2(1)  Amended and Restated Combination Agreement between Fountain
                   Oil Incorporated and CanArgo Energy Inc. dated as of
                   February 2, 1998 (Incorporated herein by reference from Form
                   S-3 Registration Statement, File No. 333-48287 filed on June
                   9, 1998).

             2(2) Voting, Support and Exchange Trust Agreement (Incorporated herein by reference as Annex G from Form S-3 Registration
                   Statement, File No. 333-48287 filed on June 9, 1998).

             3(1) Registrant's Certificate of Incorporation and amendments thereto (Incorporated herein by reference from July 15, 1998
                   Form 8-K).

             3(2) Registrant's Bylaws (Incorporated herein by reference from March 31, 1999 Form 10-Q).

             4(1) Form of 8% Convertible Subordinated Debenture (Incorporated herein by reference from February 29, 1996 Form 10-QSB).
             4(2)  Form of Stock Certificate(3)

   X         5(1)  Opinion of Kelly Lytton Mintz & Vann LLP

           *10(1) Securities Compensation Plan (Incorporated herein by reference from August 31, 1994 Form 10-KSB, filed by
                   Electromagnetic Oil Recovery, Inc., the Company's predecessor).

           *10(2) Form of Certificate for Common Stock Purchase Warrants issued pursuant to the Securities Compensation Plan
                   (Incorporated herein by reference from Form S-8 Registration
                   Statement, File No. 33-82944 filed on August 17, 1994, filed by Electromagnetic Oil Recovery, Inc., the Company's predecessor).

           *10(3) Form of Option Agreement for options granted to certain persons, including Directors (Incorporated herein by reference from August 31, 1994 Form 10-KSB, filed by
                   Electromagnetic Oil Recovery, Inc., the Company's predecessor).

           *10(4) Form of Certificate for Common Stock Purchase Warrants issued to certain investors in August 1994, including
                   Directors (Incorporated herein by reference from August 31, 1994 Form 10-KSB, filed by Electromagnetic Oil Recovery,
                   Inc., the Company's predecessor).

 FILED
HEREWITH
--------
           *10(5)  Restated Employment Agreement between Fountain Oil
                   Incorporated and Nils N. Trulsvik (Incorporated herein by
                   reference from December 31, 1997 Form 10-K/A).

           *10(6)  Employment Agreement between Fountain Oil Incorporated and
                   Ravinder S. Sierra (Incorporated herein by reference from August 31, 1995 Form 10-KSB).

           *10(7)  Amended and Restated 1995 Long-Term Incentive Plan
                   (Incorporated herein by reference from September 30, 1998
                   Form 10-Q).

           *10(8)  Fee Agreement dated November 15, 1995 between Fountain Oil
                   Incorporated and Robert A. Halpin (Incorporated herein by reference from August 31, 1996 Form 10-KSB).

           *10(9)  Fee Agreement between Fountain Oil Incorporated and Eugene
                   J. Meyers (Incorporated herein by reference from August 31,
                   1996 Form 10-KSB).

          *10(10)  Amended Fee Agreement dated December 10, 1996 between
                   Fountain Oil Incorporated and Robert A. Halpin (Incorporated herein by reference from December 31, 1996 Form 10-K).

          *10(11)  Employment Agreement between Fountain Oil Incorporated and
                   Alfred Kjemperud (Incorporated herein by reference from March 31, 1997 Form 10-Q).

          *10(12)  Employment Agreement between Fountain Oil Norway AS and Rune
                   Falstad (Incorporated herein by reference from December 31, 1997 Form 10-K/A).

          *10(13)  Amended and Restated CanArgo Energy Inc. Stock Option Plan
                   (Incorporated herein by reference from September 30, 1998
                   Form 10-Q).

          *10(14) Workorder between CanArgo Energy Inc. and Nils N. Trulsvik as Consultant (Incorporated herein by reference from September 30, 1998 Form 10-Q).

          *10(15)  Consultancy Agreement between CanArgo Energy Corporation and
                   Fincom AS, Norway (Incorporated herein by reference from September 30, 1998 Form 10-Q).

          *10(16)  Employment Contract between CanArgo Energy Inc. and Anthony
                   J. Potter (Incorporated herein by reference from September
                   30, 1998 Form 10-Q).

          *10(17) Workorder between CanArgo Energy Inc. and Alfred Kjemperud as Consultant.(1)

           10(18)  Convertible Loan Agreement between Ninotsminda Oil Company
                   (NOC) and International Finance Corporation (IFC) dated
                   December 17, 1998.(1)

           10(19)  Put Option Agreement between CanArgo Energy Corporation, JKX
                   Oil & Gas PLC. and IFC dated December 17, 1998.(1)

           10(20)  Guarantee Agreement between CanArgo Energy Corporation and
                   IFC dated December 17, 1998.(1)

           10(21)  Agreement between Georgian Oil Refinery Company and CanArgo
                   Petroleum Products Ltd. dated September 26, 1998.(1)

 FILED
HEREWITH
--------
           10(22)  Terrenex Acquisition Corporation Option regarding CanArgo
                   (Nazvrevi) Limited.(1)


           10(23)  Production Sharing Contract between (1) Georgia and (2)
                   Georgian Oil and JKX Navtobi Ltd. dated February 15,
                   1996.(3)


               21  List of Subsidiaries.(1)


            23(1)  Consent of PricewaterhouseCoopers LLP.(3)


            23(2)  Consent of Ernst & Young, Chartered Accountants, Calgary,
                   Canada.(2)

            23(3)  Consent of Ernst & Young, Chartered Accountants, Limassol,
                   Cyprus.(2)

            23(4)  Consent of AMH Group Ltd.(1)

            23(5)  Consent of Kelly Lytton Mintz & Vann LLP, contained in
                   Exhibit 5(1).

            24(1)  Power of Attorney.(1)

            24(2)  Power of Attorney of Robert A. Halpin(2)

            27(1)  Restated Financial Data Schedule for the fiscal year ended
                   December 31, 1997.(1)

            27(2) Restated Financial Data Schedule for the four-month period ended December 31, 1996.(1)

            27(3)  Restated Financial Data Schedule for the fiscal year ended
                   August 31, 1996.(1)

            27(4)  Restated Financial Data Schedule for the fiscal year ended
                   August 31, 1995.(1)

            27(5)  Restated Financial Data Schedule for the quarter ended March
                   31, 1998.(1)

            27(6)  Restated Financial Data Schedule for the quarter ended June
                   30, 1998.(1)

            27(7)  Restated Financial Data Schedule for the quarter ended March
                   31, 1997.(1)

            27(8)  Restated Financial Data Schedule for the quarter ended June
                   30, 1997.(1)

            27(9)  Restated Financial Data Schedule for the quarter ended
                   September 30, 1997.(1)

---------------

(1) Previously filed on February 12, 1999.

(2) Previously filed on May 19, 1999.

(3) Previously filed on June 7, 1999.